                                                        EXHIBIT 10(cxxxxii)



                                FIFTH AMENDMENT
                                ---------------

   FIFTH AMENDMENT dated as of December 23, 1993 among HAMILTON BEACH/PROCTOR-SILEX, INC. (the "COMPANY"), PROCTOR-SILEX CANADA INC. ("PSC"), PROCTOR-SILEX S.A. DE C.V. ("PSM"), the banks and other financial institutions named on the signature pages hereto (the "BANKS"), THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as United States Agent for the Banks (in such capacity, the "U.S. AGENT") and THE CHASE MANHATTAN BANK OF CANADA, as Canadian Agent for the Banks (in such capacity, the "CANADIAN AGENT" and, together with the U.S. Agent, the "AGENTS").

   WHEREAS, the Company, PSC, PSM, the Banks and the Agents are party to the Credit Agreement (as heretofore amended, supplemented and otherwise modified, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement shall have their defined meanings when used herein) dated as of October 11, 1990, as amended, which initially provided for the making of loans or the issuance of letters of credit in an aggregate principal (or face) amount not to exceed U.S. $185,000,000;

   WHEREAS, the Company has requested a certain modification to the Credit Agreement;

   WHEREAS, the Banks are agreeable to such modification to the Credit
Agreement;

   NOW, THEREFORE, the Company, PSC, PSM, the Banks and the Agents hereby agree as follows:


   SECTION I.  AMENDMENT.
               ---------
   1.01. Section 9.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

   "9.09 NET WORTH. The Company shall not, at any time during any period set forth below, permit its Net Worth to be less than the amount set forth below opposite such period:

   Period                                                       Net Worth
   ------                                                       ---------
   During the last fiscal quarter
     of the fiscal year
     of the Company ending
     in 1990                                             U.S.$128,000,000





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                                       2

   During the fiscal year
     of the Company ending
     in 1991

       a.  First fiscal quarter       U.S.$125,000,000
       b.  Second fiscal quarter      U.S.$125,000,000
       c.  Third fiscal quarter       U.S.$125,000,000
       d.  Fourth fiscal quarter      U.S.$130,000,000

   During the fiscal year
     of the Company ending
     in 1992

       a.  First fiscal quarter       U.S.$128,000,000
       b.  Second fiscal quarter      U.S.$128,000,000
       c.  Third fiscal quarter       U.S.$132,500,000
       d.  Fourth fiscal quarter      U.S.$132,500,000

   During the fiscal year
     of the Company ending
     in 1993

       a.  First fiscal quarter       U.S.$132,500,000
       b.  Second fiscal quarter      U.S.$132,500,000
       c.  Third fiscal quarter       U.S.$135,000,000
       d.  Fourth fiscal quarter      U.S.$135,000,000

   During the fiscal year
     of the Company ending
     in 1994

       a.  First fiscal quarter       U.S.$132,500,000
       b.  Second fiscal quarter      U.S.$132,500,000
       c.  Third fiscal quarter       U.S.$135,000,000
       d.  Fourth fiscal quarter      U.S.$135,000,000

   During each fiscal quarter
     of the fiscal year of the Company
     ending in 1995                   U.S.$140,000,000

   During each fiscal quarter
     of the fiscal year of the Company
     ending in 1996                   U.S.$145,000,000

   During each fiscal quarter
     of the fiscal year of the Company
     ending in 1997                   U.S.$150,000,000

   During each fiscal quarter
     of each fiscal year of the
     Company thereafter             U.S.$160,000,000."





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                                       3

   SECTION II.  CONDITIONS TO EFFECTIVENESS.
                ---------------------------
   2.01. The provisions of this Fifth Amendment shall become effective as of the date hereof (the "EFFECTIVE DATE") upon receipt by the U.S. Agent of the following items in form and substance satisfactory to the U.S. Agent:

   a. Counterparts of this Fifth Amendment duly executed by the Company, PSC, PSM, the Majority Banks and the Agents; and

   b.  An Officer's Certificate of the Company to the effect set forth in
       Section 3.01 and 3.02 hereof.


   SECTION III.  REPRESENTATIONS AND WARRANTIES.
                 ------------------------------
   The Company hereby represents and warrants that:

   3.01. After giving effect to this Fifth Amendment, no Default shall have occurred and be continuing.

   3.02. The representations and warranties made by the Obligors in Section 8 of the Credit Agreement and in each Document to which it is a party are true and correct on and as of the date hereof as if made on the date hereof (except that any such representation or warranty stated to relate to a specific earlier date will be true on and correct as of such earlier date) and, in the case of the Credit Agreement, as if each reference to the term "this Agreement" in Sections 8.02, 8.03, 8.04, 8.05, 8.07, 8.12 and 8.14 of the Credit Agreement
was deemed to be a reference to "the Fifth Amendment dated as of December 23, 1993 among the Company, PSC, PSM, the Banks and the Agents and the Credit Agreement as amended by said Fifth Amendment."


   SECTION IV.  MISCELLANEOUS.
                -------------
   4.01. Except as expressly provided herein, the Credit Agreement shall remain unchanged and in full force and effect.

   4.02. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

   4.03. This Fifth Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same amendatory instrument and any of the parties may execute this Fifth Amendment by signing any such counterpart.





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   IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

          OBLIGORS
          --------
          HAMILTON BEACH/PROCTOR-SILEX, INC.


          By  /s/ James H. Taylor
            ----------------------------------
             Title: VP - Treasurer


          PROCTOR-SILEX CANADA INC.


          By  /s/ Charles B. Hoyt
            ----------------------------------
             Title: VP - Finance


          PROCTOR-SILEX S.A. DE C.V.


          By  /s/ G. Nebel
            ----------------------------------
             Title: Sole Administrator


          BANKS
          -----
          THE CHASE MANHATTAN BANK (NATIONAL
               ASSOCIATION)


          By  /s/ Alex Danzberger, Jr.
            ----------------------------------
             Title: Vice President


          THE CHASE MANHATTAN BANK OF CANADA


          By  /s/ Alex Danzberger, Jr.
            ----------------------------------
             Title:


          THE FIRST NATIONAL BANK OF CHICAGO


          By  /s/ Marquerit Canestraro
            ----------------------------------
             Title: Vice President





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                                       5

          THE BANK OF NOVA SCOTIA


          By  /s/ FSH Ashby
            ------------------------------------
             Title:


          CONTINENTAL BANK N.A.


          By  /s/ Peter G. Thursby
            ------------------------------------
             Title


          CAISSE NATIONALE DE CREDIT AGRICOLE


          By  /s/ D. Bell
            ------------------------------------
             Title: First Vice President


          CRESTAR BANK


          By  /s/ James P. Duvall, Jr.
            ------------------------------------
             Title:


          SOCIETY NATIONAL BANK


          By  /s/ J. Roderick MacDonald
            ------------------------------------
             Title:


          NATWEST USA CREDIT CORP.


          By  /s/ George R. Rogers
            ------------------------------------
             Title: VP


          VAN KAMPEN MERRITT PRIME RATE
               INCOME TRUST


          By  /s/ Jeff Mallet
            ------------------------------------
             Title:





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                                       6

          UNITED STATES NATIONAL BANK OF
               OREGON


          By  /s/ Jeffery W. Jones
            ---------------------------------
             Title: Vice President


          BANQUE WORMS


          By  /s/ Felina Marron
            ---------------------------------
             Title:


          AGENTS
          ------
          THE CHASE MANHATTAN BANK (NATIONAL
               ASSOCIATION), as U.S. Agent


          By  /s/ Alex Danzberger, Jr.
            ---------------------------------
             Title:


          THE CHASE MANHATTAN BANK OF CANADA,
               as Canadian Agent


          By  /s/ Alex Danzberger, Jr.
            ---------------------------------
             Title: VP





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